Exhibit 99.77Q3 CERT

Registrant Name:  American Century World Mutual Funds, Inc.
File Number: 811-6247
Registrant CIK Number: 0000872825

         The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to Items 15, 48, 72DD, 73A, 74U and 74V. The complete answers are as follows:

Item 15

Custodian:                                                    Sub-Custodian:
J.P. Morgan Chase & Company                                   See Attachment A

                                  Attachment A
a. Foreign Subcustodians:

Country                                                                  Foreign Subcustodian

ARGENTINA                                                                JPMorgan Chase Bank
                                                                         Buenos Aires
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AUSTRALIA                                                                Australia and New Zealand Banking Group Ltd.
                                                                         Melbourne
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AUSTRIA                                                                  J.P. Morgan AG
                                                                         Frankfurt
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BAHRAIN                                                                  National Bank of Bahrain
                                                                          Manama
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BANGLADESH                                                               Standard Chartered Bank
                                                                           Dhaka
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------------------------ ----------------------------------------------- ------------------------------------------------
BELGIUM                                                                  J.P. Morgan AG
                                                                         Frankfurt
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------------------------ ----------------------------------------------- ------------------------------------------------
BERMUDA                                                                  The Bank of Bermuda Limited
                                                                         Hamilton
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BOTSWANA                                                                 Barclays Bank of Botswana Limited
                                                                         Gaborone
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------------------------ ----------------------------------------------- ------------------------------------------------
BRAZIL                                                                   Citibank, N.A..
                                                                         Sao Paulo
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------------------------ ----------------------------------------------- ------------------------------------------------
BULGARIA                                                                 ING Bank N.V.
                                                                           Sofia
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------------------------ ----------------------------------------------- ------------------------------------------------
CANADA                                                                   Royal Bank of Canada
                                                                         Toronto
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------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         Royal Bank of Canada
                                                                         Toronto
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------------------------ ----------------------------------------------- ------------------------------------------------
CHILE                                                                    Citibank, N.A
                                                                         Santiago
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------------------------ ----------------------------------------------- ------------------------------------------------
CHINA - SHANGHAI                                                         Citibank, N.A.
                                                                         New York
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------------------------ ----------------------------------------------- ------------------------------------------------
CHINA - SHENZHEN                                                         JPMorgan Chase Bank
                                                                         Hong Kong
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------------------------ ----------------------------------------------- ------------------------------------------------
COLOMBIA                                                                 Cititrust Colombia S.A. Sociedad Fiduciaria
                                                                         Santa Fe de Bogota
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------------------------ ----------------------------------------------- ------------------------------------------------
CROATIA                                                                  Privredna banka Zagreb d.d.
                                                                          Zagreb
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------------------------ ----------------------------------------------- ------------------------------------------------
CYPRUS                                                                   The Cyprus Popular Bank Ltd.
                                                                         Nicosia
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------------------------ ----------------------------------------------- ------------------------------------------------
CZECH REPUBLIC                                                           Ceskoslovenska obchodni banka, a.s.
                                                                          Prague
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------------------------ ----------------------------------------------- ------------------------------------------------
DENMARK                                                                  Nordea Bank Danmark A/S
                                                                         Copenhagen
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------------------------ ----------------------------------------------- ------------------------------------------------
ECUADOR                                                                  Citibank, N.A.
                                                                           Quito
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------------------------ ----------------------------------------------- ------------------------------------------------
EGYPT                                                                    Citibank, N.A.
                                                                           Cairo
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------------------------ ----------------------------------------------- ------------------------------------------------
ESTONIA                                                                  Esti Uhispank
                                                                         Tallinn
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------------------------ ----------------------------------------------- ------------------------------------------------
FINLAND                                                                  J.P. Morgan AG
                                                                         Frankfurt
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------------------------ ----------------------------------------------- ------------------------------------------------
FRANCE                                                                   J.P. Morgan AG
                                                                         Frankfurt
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------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         J.P. Morgan AG
                                                                         Frankfurt
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------------------------ ----------------------------------------------- ------------------------------------------------
GERMANY                                                                  J.P. Morgan AG
                                                                         Frankfurt
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------------------------ ----------------------------------------------- ------------------------------------------------
GHANA                                                                    Barclays Bank of Ghana Limited
                                                                           Accra
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------------------------ ----------------------------------------------- ------------------------------------------------
GREECE                                                                   J.P. Morgan AG
                                                                         Frankfurt
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------------------------ ----------------------------------------------- ------------------------------------------------
HONG KONG                                                                JPMorgan Chase Bank
                                                                         Hong Kong
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HUNGARY                                                                  ING Bank Rt.
                                                                         Budapest
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ICELAND                                                                  Islandsbanki-FBA
                                                                         Reykjavik
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------------------------ ----------------------------------------------- ------------------------------------------------
INDIA                                                                    The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                          Mumbai
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------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         Standard Chartered Bank
                                                                          Mumbai
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------------------------ ----------------------------------------------- ------------------------------------------------
INDONESIA                                                                The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Jakarta
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IRELAND                                                                  J.P. Morgan AG
                                                                         Frankfurt
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------------------------ ----------------------------------------------- ------------------------------------------------
ISRAEL                                                                   Bank Leumi le-Israel B.M.
                                                                         Tel Aviv
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ITALY                                                                    J.P. Morgan AG
                                                                         Frankfurt
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IVORY COAST                                                              Societe Generale
                                                                           Paris
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JAMAICA                                                                  FirstCaribbean International Trust and
                                                                         Merchant Bank (Jamaica) Limited
                                                                         Kingston
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JAPAN                                                                    JPMorgan Chase Bank
                                                                           Tokyo
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------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         JPMorgan Chase Bank
                                                                           Tokyo
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------------------------ ----------------------------------------------- ------------------------------------------------
JORDAN                                                                   Arab Bank Plc
                                                                           Amman
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KAZAKHSTAN                                                               ABN AMRO Bank Kazakhstan
                                                                          Almaty
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KENYA                                                                    Barclays Bank of Kenya Limited
                                                                         Nairobi
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LATVIA                                                                   Hansabanka
                                                                            Riga
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LEBANON                                                                  JPMorgan Chase Bank
                                                                         New York
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LITHUANIA                                                                Vilniaus Bankas AB
                                                                         Vilnius
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LUXEMBOURG                                                               J.P. Morgan AG
                                                                         Frankfurt
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------------------------ ----------------------------------------------- ------------------------------------------------
MALAYSIA                                                                 HSBC Bank Malaysia Berhad
                                                                         Kuala Lumpur
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MALTA                                                                    HSBC Bank Malta p.l.c.
                                                                         Valletta
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MAURITIUS                                                                The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Port Louis
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MEXICO                                                                   Banco J.P. Morgan, S.A.
                                                                         Mexico, D.F
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------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         Banco Nacional de Mexico, S.A.
                                                                         Mexico, D.F
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MOROCCO                                                                  Banque Commerciale du Maroc S.A.
                                                                         Casablanca
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NAMIBIA                                                                  Standard Bank of Namibia Limited
                                                                         Windhoek
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NETHERLANDS                                                              J.P. Morgan AG
                                                                         Frankfurt
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                                                                         J.P. Morgan AG
                                                                         Frankfurt
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NEW ZEALAND                                                              National Bank of New Zealand
                                                                         Wellington
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*NIGERIA*                                                                The Standard Bank of South Africa Limited
                                                                         Johannesburg
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NORWAY                                                                   Den norske Bank ASA
                                                                            Oslo
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OMAN                                                                     Oman Arab Bank
                                                                          Muscat
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PAKISTAN                                                                 Citibank, N.A.
                                                                         Karachi
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                                                                         Deutsche Bank AG
                                                                         Karachi
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                                                                         Standard Chartered Bank
                                                                         Karachi
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PERU                                                                     Banco de Credito del Peru
                                                                            Lima
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PHILIPPINES                                                              The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                          Manila
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POLAND                                                                   Bank Rozwoju Eksportu S.A.
                                                                          Warsaw
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PORTUGAL                                                                 J.P. Morgan AG
                                                                         Frankfurt
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ROMANIA                                                                  ING Bank N.V.
                                                                         Bucharest
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*RUSSIA*                                                                 JPMorgan Chase Bank
                                                                         New York
                                                                         A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                         Account)
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                                                                         JPMorgan Chase Bank
                                                                         New York
                                                                         A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                         Account)
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------------------------ ----------------------------------------------- ------------------------------------------------
SINGAPORE                                                                Oversea-Chinese Banking Corporation
                                                                         Singapore
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SLOVAK REPUBLIC                                                          Vseobecno Uverova Banka S.A.
                                                                         Bratislava
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SLOVENIA                                                                 Bank Austria Creditanstalt d.d. Ljubljana
                                                                         Ljubljana
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SOUTH AFRICA                                                             The Standard Bank of South Africa Limited
                                                                         Johannesburg
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SOUTH KOREA                                                              The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                           Seoul
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                                                                         Standard Chartered Bank
                                                                           Seoul
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SPAIN                                                                    J.P. Morgan AG
                                                                         Frankfurt
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SRI LANKA                                                                The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Colombo
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SWEDEN                                                                   Svenska Handelsbanken
                                                                         Stockholm
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SWITZERLAND                                                              UBS AG
                                                                          Zurich
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TAIWAN                                                                   JPMorgan Chase Bank
                                                                          Taipei
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                                                                         The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                          Taipei
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THAILAND                                                                 Standard Chartered Bank
                                                                         Bangkok
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TUNISIA                                                                  Banque Internationale Arabe de Tunisie, S.A.
                                                                           Tunis
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TURKEY                                                                   JPMorgan Chase Bank
                                                                         Istanbul
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*UKRAINE*                                                                ING Bank Ukraine
                                                                            Kiev
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U.A.E. The National Bank of Abu Dhabi
                                                                         Abu Dhabi
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U.K.
                                                                         National
                                                                         Westminster
                                                                         Bank
                                                                         London
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URUGUAY                                                                  BankBoston, N.A
                                                                         Montevideo.
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.S.A.
                                                                         JPMorgan
                                                                         Chase
                                                                         Bank
                                                                         New
                                                                         York
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------------------------ ----------------------------------------------- ------------------------------------------------
VENEZUELA                                                                Citibank, N.A.
                                                                         Caracas
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------------------------ ----------------------------------------------- ------------------------------------------------
VIETNAM                                                                  The Hongkong and Shanghai Banking
                                                                         Corporation Limited
                                                                         Ho Chi Minh City
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ZAMBIA                                                                   Barclays Bank of Zambia Limited
                                                                          Lusaka
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ZIMBABWE                                                                 Barclays Bank of Zimbabwe Limited
                                                                          Harare
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Item 48

         Registrant is party to a management agreement (the "Agreement") with its investment adviser, American Century Investment Management, Inc. ("ACIM"). Under the Agreement, ACIM provides, directly or through affiliates and third parties, virtually all services necessary to manage Registrant's assets, including providing investment advice, obtaining custodial services, portfolio accounting and fund tax preparation, as well as administrative services for the Registrant and its shareholders, such as transfer agency and the printing and distribution of shareholder materials. Registrant provides multiple classes of its series. For the services ACIM provides under the Agreement, ACIM charges each class a single, unified fee equal to a predetermined annual percentage of the class's daily net assets. This unified fee rate varies by class as indicated below. The difference in the fee structure among the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the adviser for core investment advisory services. Although the core investment advisory expense does not vary by class, the Agreement does not separately state this rate. As a result, Registrant's response to Item 48 reflects the unified fee rate specified in the Agreement for each class.

Series No. 1

                                    Investor  Advisor   Institutional   A        B        C       R
                                    Class     Class       Class         Class    Class    Class  Class
                                    --------------------------------------------------------------------
FUND AVERAGE NET ASSETS
First $1 billion...............       1.50%   1.25%       1.30%         1.50%    1.50%     1.50%  1.50%
Of the next $1 billion............... 1.20%   0.95%       1.00%         1.20%    1.20%     1.20%  1.20%
Over $2 billion...................... 1.10%   0.85%       0.90%         1.10%    1.10%     1.10%  1.10%

Series No. 2

                                                     Investor                   Advisor      Institutional
                                                       Class                    Class              Class
FUND AVERAGE NET ASSETS
First $500 million.......................              1.75%                    1.50%            1.55%
Of the next $500 million...............                1.40%                    1.15%            1.20%
Over $1 billion...........................             1.20%                    0.95%            1.00%


Series No. 3

                                                     Investor            Advisor     Institutional       C
                                                     Class               Class       Class               Class
FUND AVERAGE NET ASSETS
First $500 million                                   2.00%                1.75%      1.80%                2.00%
Of the next $500 million                             1.50%                1.25%      1.30%                1.50%
Over $1 billion                                      1.25%                1.00%      1.05%                1.25%


Series No. 4

                                            Investor         Advisor     Institutional     C
                                            Class            Class       Class           Class
FUND AVERAGE NET ASSETS
First $1 billion                             1.30%           1.05%       1.10%           1.30%
Of the next $1 billion                       1.15%           0.90%       0.95%           1.15%
Over $2 billion                              1.05%           0.80%       0.85%           1.05%

Series No. 5
                                                     Investor         Advisor          Institutional     C
                                                     Class            Class            Class             Class

FUND AVERAGE NET ASSETS
First $1 billion.............                        1.50%            1.25%             1.30%          1.50%
Over $1 billion............                          1.30%            1.05%             1.10%          1.30%

Series No. 6

                                                     Investor         Advisor          Institutional       C
                                                     Class            Class            Class               Class
FUND AVERAGE NET ASSETS
First $1 billion.............                        1.50%            1.25%            1.30%              1.50%
Over $1 billion............                          1.30%            1.05%            1.10%              1.30%

Series Number:  1

72DD) 1. Total income dividends for which record date passed during the period ($000's omitted)
         Investor Class         18,919
         2.Dividends for a second
         class of open-end company shares
         Institutional Class    2,929
         Advisor Class          1,198
         A Class                   47
         B Class                    -
         C Class                    -
         R Class                    -

73A)     1. Dividends from net investment income
         Investor Class         $0.0575
          2. Dividends for a second class of open-end company shares
         Institutional Class    $0.0732
         Advisor Class          $0.0383
         A Class                $0.0415
         B Class                      -
         C Class                      -
         R Class                      -


74U.     1. Number of shares outstanding (000's omitted)
         Investor Class         299,444
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Institutional Class     38,875
         Advisor Class           32,670
         A Class                  1,317
         B Class                    127
         C Class                    467
         R Class                     35


77V.     1. Net asset value per share (to nearest cent)
         Investor Class          $8.04
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Institutional Class     $8.05
         Advisor Class           $8.02
         A Class                 $8.03
         B Class                 $8.00
         C Class                 $7.96
         R Class                 $8.02

Series Number:  2

72DD) 1. Total income dividends for which record date passed during the period ($000's omitted)
         Investor Class         2,160
         2.Dividends for a second
         class of open-end company shares
         Institutional Class      612
         Advisor Class              -

73A)     1. Dividends from net investment income
         Investor Class         $0.0269
          2. Dividends for a second class of open-end company shares
         Institutional Class    $0.0532
         Advisor Class                -
74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                77,513
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Institutional Class          11,907
         Advisor Class                    13


77V.     1. Net asset value per share (to nearest cent)
         Investor Class                 $13.87
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Institutional Class            $13.94
         Advisor Class                  $13.74

Series Number:  3


74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                 23,502
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Institutional Class            14,746
         Advisor Class                     193
         C Class                            76

77V.     1. Net asset value per share (to nearest cent)
         Investor Class                  $5.43
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Institutional Class             $5.49
         Advisor Class                   $5.36
         C Class                         $5.32

Series Number:  4

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                 39,552
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Institutional Class               910
         Advisor Class                     251
         C Class                            12

77V.     1. Net asset value per share (to nearest cent)
         Investor Class                 $6.93
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Institutional Class            $6.98
         Advisor Class                  $6.87
         C Class                        $6.78



Series Number:  5

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                 36,287
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Institutional Class               922
         Advisor Class                      20
         C Class                             2

77V.     1. Net asset value per share (to nearest cent)
         Investor Class                 $4.73
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Institutional Class            $4.77
         Advisor Class                  $4.69
         C Class                        $4.62


Series Number:  6

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                 10,095
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Institutional Class               462
         Advisor Class                       3

77V.     1. Net asset value per share (to nearest cent)
         Investor Class                 $18.24
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Institutional Class            $18.41
         Advisor Class                  $18.03